UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2005

TASKER CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-32019	88-0426048
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification Number)
incorporation)

39 Old Ridgebury Road, Suite 14, Danbury, CT 06810-5116
(Address of principal executive offices, including zip code)

(203) 730-4350
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item1.01 Entry into a Material Definitive Agreement.

On December 19, 2005, Mr. James Burns, the Company’s Executive Vice President—Business Development, agreed to reduce his base annual salary from $325,000 per year (as provided for in his employment agreement) to $200,000 per year. This salary decrease is effective for the Company’s next payroll cycle. Mr. Burns’s title has also changed from Chief Operating Officer to Executive Vice President—Business Development. He remains a member of the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASKER CAPITAL CORP. (Registrant)

By:	/s/ Robert D. Jenkins
Robert D. Jenkins
Chief Financial Officer

Date: December 22, 2005